Form F-1 | Greifenberg Digital Limited

Exhibit 10.8

SHARE EXCHANGE AGREEMENT

This AGREEMENT (the "Agreement" and/or the "Share Exchange") is entered into as of December 28, 2021, between and among i) Greifenberg Digital Limited ("GDL"), a British Columbia, Canada corporation ii) Greifenberg Capital Limited, a Hong Kong corporation ("GCL") and; iii) the shareholders of GCL set out in Exhibit A to this agreement ("Shareholders").

REPRESENTATIONS

A.	GDL is a corporation organized and existing under the laws of the British Columbia, Canada.
B.	GDL common stock has no par value. As of the date hereof, 1 share of common stock in GDL has been duly issued and outstanding.
C.	GCL is a corporation organized and existing under the laws of the Hong Kong.
D.	GCL common stock has no par value. As of the date hereof, 1,227,000 shares of common stock in GCL have been duly issued and outstanding to the shareholders in Exhibit A.
E.	GDL and Shareholders enter into this Agreement whereby GDL will (i) acquire all of the issued and outstanding stock of GCL held by the Shareholders next to their names in Column 2 in Exhibit A and by issuing 1,226,999 shares of common stock of GDL to the shareholders of GCL (one share has already been issued to Integrated Media Technology Limited), as set out in Column 3 of Exhibit A and (ii) GCL will allot and issue to GDL 8,773,000 new shares, in exchange for shares of common stock of GCL held by the Shareholders at an exchange rate of one share of GDL for each one share of GCL held.

AGREEMENT

In consideration of the foregoing recitals, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Share Exchange, Effectiveness.

The shareholders of shares of common stock of GCL shall exchange their shares for newly issued shares of common stock of GDL in accordance with the terms and conditions of this Agreement. Upon the execution of this Agreement by the Shareholders and GDL, the date for the effectiveness of this Agreement (the "Effective Time of the Share Exchange") shall be on December 29, 2021.

2.	Exchange of Shares

At the Effective Time of the Share Exchange;

a.	Each shareholder of GCL shall be issued the number of shares next to their names in Column 3 of Exhibit A of fully paid and nonassessable common stock of GDL for each share of GCL stock they own as shown next to their respective names in Column 2 of Exhibit A.
b.	All shares of common stock of GCL that are tendered to GDL shall be retained by GDL and GCL shall become a wholly owned subsidiary of GDL. GCL shall issue a stock certificate to GDL for 1,227,000 common shares of GCL, which amount constitutes all of the issued and outstanding shares of the GCL.

3.	Implementation

Each of GDL and GCL shall take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under the laws of its jurisdiction to consummate and make effective the Share Exchange.

4.	Amendment

This Agreement may, to the extent permitted by law, be amended, supplemented or interpreted at any time by action taken by the Board of Directors of both GCL and GDL; provided, however, that this Agreement may not be amended or supplemented after having been approved by the shareholders of GCL except by a vote or consent of shareholders in accordance with applicable law.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

SIGNED by	)
for and on behalf of	)
Greifenberg Digital Limited	)
in the presence of:	)

SIGNED by	)
for and on behalf of	)
Greifenberg Capital Limited	)
in the presence of:	)

SIGNED by	)
for and on behalf of	)
Integrated Media Technology Limited	)
in the presence of:	)

SIGNED by	)
for and on behalf of	)
Joinstar International Limited	)
in the presence of:	)

SIGNED by Yunguo JIANG	)
in the presence of:	)

SIGNED by Zemin LIU	)
in the presence of:	)

EXHIBIT A

Name and Address of Shareholder (Column l)	Number of Shares held in GCL (Column 2)	Number of Shares to be received in GDL (Column 3)
Integrated Media Technology Limited Level 7, 420 King William Street, Adelaide, South Australia	500,000	499,999
Joinstar International Limited Suite 1609, 16/F, Jie Yang Building, 271 Lockhart Road, Wan Chai, Hong Kong	340,000	340,000
Yunguo JIANG No. 54, Qin Xitun, Gaofang Village, Anzishan Township, Zhuanghe City, Liaoning Province, China	200,000	200,000
Zemin LIU Group 67, Workers new Village Committee, Yongji Street, Nanguan District, Changchun City, Jilin Province, China	187,000	187,000
Total	1,227,000	1,226,999

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